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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 10, 2004

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                           METRETEK TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        DELAWARE                       0-19793                  84-11698358
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (I.R.S EMPLOYER
    OF INCORPORATION)                                        IDENTIFICATION NO.)


303 EAST 17TH STREET, SUITE 660, DENVER, COLORADO                    80203
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 785-8080

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 10, 2004, Metretek Technologies, Inc., a Delaware corporation (the "Company"), entered into Stock Purchase Agreements ("Purchase Agreements") with the employee-shareholders of PowerSecure, Inc., a Delaware corporation and majority-owned subsidiary of the Company ("PowerSecure"). Pursuant to the Purchase Agreements, the Company is issuing 950,000 shares of its Common Stock, par value $.01 per share ("Common Stock"), in exchange for the minority 13.9% interest in PowerSecure owned by the employee-shareholders of PowerSecure. After the closing of the Purchase Agreements, the Company will own all of the issued and outstanding shares of PowerSecure, and PowerSecure will become a wholly-owned subsidiary of the Company. Approximately 485,400 shares of Common Stock will be issued to Sidney Hinton, the President of PowerSecure, on the same terms as the shares of Common Stock are issued to the other PowerSecure employee-shareholders.

      The closing of the purchase of the minority interest in PowerSecure is subject to a number of conditions, including the receipt by the Company of a fairness opinion by an investment banking firm and the approval of certain stockholders of the Company who received their shares in a private placement in May 2004, as well as certain other customary closing conditions.

      The issuance of the Common Stock pursuant to the Purchase Agreements will be in a private placement by the Company in reliance upon the exemptions from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under Regulation D promulgated under the Securities Act. The offers were and the sales will be made only to employees of PowerSecure; no general solicitation was made by the Company or any person acting on its behalf; no broker-dealer was engaged or utilized in connection with the offer and sale; the securities will be issued subject to transfer restrictions; and the certificates for those securities will contained an appropriate legend stating that they have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

      The full text of the form of Purchase Agreements is attached hereto as
Exhibit 10.1 and incorporated herein by reference. The foregoing summary is qualified in its entirety to, and should be read in conjunction with, such exhibit.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

      The information contained in Item 1.01 above is incorporated in this Item
3.02 by this reference.


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ITEM 7.01. REGULATION FD DISCLOSURE.

      The Company will be presenting on September 13, 2004 at the Roth Capital Partners New York Conference in New York City, and at the Edgewater Research Partners Conference in Coeur d'Alene, Idaho. The Company, through its senior management, may make similar presentations from time to time in the near future to investment analysts and other members of the financial and investment community. These presentations will contain information about the business, operations, initiatives, products, services, financial results and prospects of the Company and its subsidiaries, including recent updates in financial guidance. This investment presentation will be made available on the Company's website at www.metretek.com. The full text of the investment presentation is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

      On September 13, 2004, the Company issued a press release announcing it has completed the conversion of 250 shares of its Series B Preferred Stock, entered into agreements to acquire the outstanding 14% minority interest in PowerSecure and updating its financial guidance for the fiscal year ended December 31, 2004 and providing guidance for the fiscal year ending December 31, 2005. The full text of the Company's press release is attached hereto as Exhibit
99.2 and incorporated herein by this reference.

      This Report contains forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non-financial items, performance or events; statements about proposed products, services, technologies or businesses; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the Company's ability to obtain and maintain sufficient capital and liquidity on favorable terms to meet its operating, working capital and debt service requirements and to fund the growth of its business; the effects of litigation and claims against the Company; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies; the Company's ability to attract, retain and motivate key personnel; the effects of competition; changes in the energy industry in general and the natural gas and electricity markets in particular; the ability of the Company to secure and maintain key contracts and relationships; general economic, market and business conditions; and other factors, risks, and uncertainties described from time to time in the Company's reports and filings with the Securities and Exchange Commission, including but not limited to the Company's most recently filed Form 10-K and subsequently filed Form 10-Qs and 8-Ks. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this Report speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (C) EXHIBITS

            10.1 Form of Stock Purchase Agreement, dated as of September 10, 2004, by and between Metretek Technologies, Inc. and the employee-shareholders of PowerSecure, Inc.

            99.1 Investment Presentation, dated September 13, 2004, of Metretek Technologies, Inc.

            99.2 Metretek Technologies, Inc. press release issued September 13, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METRETEK TECHNOLOGIES, INC.

                                       By: /s/ W. Phillip Marcum
                                           -----------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer

Dated: September 13, 2004


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